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                                                                       EXHIBIT 1


                             JOINT FILING AGREEMENT

      This will confirm the agreement by and among all of the undersigned that this Amendment No. 3 to Schedule 13D on or about this date with respect to the beneficial ownership by the undersigned of MacDermid, Incorporated is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:   January 27, 2003

                                      CITICORP VENTURE CAPITAL LTD.


                                      By: /s/ Anthony P. Mirra
                                          --------------------------------------
                                      Name: Anthony P. Mirra
                                      Its:  Vice President & Assistant Secretary


                                      CITIBANK, N.A.


                                      By: /s/ Joseph B. Wollard
                                          --------------------------------------
                                      Name: Joseph B. Wollard
                                      Its:  Assistant Secretary


                                      CITICORP


                                      By: /s/ Joseph B. Wollard
                                          --------------------------------------
                                      Name: Joseph B. Wollard
                                      Its:  Assistant Secretary


                                      CITIGROUP HOLDINGS COMPANY


                                      By: /s/ Joseph B. Wollard
                                          --------------------------------------
                                      Name: Joseph B. Wollard
                                      Its:  Assistant Secretary


                                      CITIGROUP INC.


                                      By: /s/ Joseph B. Wollard
                                          --------------------------------------
                                      Name: Joseph B. Wollard
                                      Its:  Assistant Secretary


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